UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2018

INDIA GLOBALIZATION CAPITAL, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814

(Address of principal executive offices)    (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

India Globalization Capital, Inc.

October 4, 2018

Item 8.01.	Other Events.

On October 4, 2018, India Globalization Capital, Inc. (the “Company”) (NYSE American: IGC) filed a provisional method and composition patent application (IGC-509) with the U.S. Patent and Trademark Office (USPTO) for the treatment of fatigue and energy restoration. The filing is for a provisional patent and no assurance can be given as to whether or when a registered patent may be granted by the USPTO in the future.

This patent filing is one of a series of steps in the Company’s development and commercialization plan to support the creation of a branded, hemp/CBD sugar-free energy drink, which was previously disclosed by the Company on September 25, 2018.

A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 8.01 in its entirety.

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, or the negatives thereof, and other variations thereon or comparable terminology. Such statements are based on currently available information, which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business. Our success is highly correlated with the success of our product candidates. We may not be able to protect our intellectual property adequately, or receive patents. We may not receive regulatory approval for our products, or trials. An additional risk factor worth highlighting specifically related to this patent licensing is that the patent application we have licensed may not be granted by the USPTO. We may not have adequate resources including financial resources to successfully conduct the requisite trials. We may not be able to successfully commercialize our products even if they are successful and receive regulatory approval. Our projections anticipate stable pricing, which may not hold out over the next several years. Failure or delay with respect to any of the factors above could have a material adverse effect on our business, future results of operations, our stock price, and our financial condition. These and other risks are detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward-looking statements. Forward-looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Item 9.01	Financial Statements and Exhibits

                    (d) Exhibits

The following exhibits are being filed herewith:

99.1	Press release issued by India Globalization Capital, Inc. on October 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: October 9, 2018	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer